UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 19, 2019, Conagra Brands, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The final voting results for the matters brought before the Annual Meeting are set forth below.

1. Election of Directors

The Company’s shareholders elected all eleven director nominees to the Board of Directors for a one-year term. For each director nominee, the voting results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Anil Arora	381,759,225	1,138,947	952,577	58,352,130
Thomas K. Brown	381,324,230	1,589,249	937,270	58,352,130
Stephen G. Butler	372,934,970	10,371,118	544,661	58,352,130
Sean M. Connolly	381,078,639	1,748,464	1,023,646	58,352,130
Joie A. Gregor	380,093,916	3,168,746	588,087	58,352,130
Rajive Johri	379,451,226	3,377,380	1,022,143	58,352,130
Richard H. Lenny	379,592,378	3,314,620	943,751	58,352,130
Melissa Lora	382,022,134	926,224	902,391	58,352,130
Ruth Ann Marshall	376,426,810	6,451,545	972,394	58,352,130
Craig P. Omtvedt	381,949,965	950,732	950,452	58,352,130
Scott Ostfeld	381,392,191	1,496,569	961,989	58,352,130

2. Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2020

The Company’s shareholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for fiscal 2020. The voting results were as follows:

For	Against	Abstain
436,290,978	5,342,205	569,696

3. Advisory Approval of the Company’s Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, a resolution approving the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
351,693,664	30,298,009	1,859,076	58,352,130

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 23, 2019